UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281-0221

(Address of Principal Executive Offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 4, 2025, Brookfield Asset Management Ltd. (“BAM”) announced an offering of US$750,000,000 aggregate principal amount of 6.077% notes due 2055 (the “Notes”). In connection with the offering, on September 4, 2025, BAM entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC, as representatives of the several Underwriters listed in Schedule II thereto. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form F-10 (File No. 333-287429) filed by BAM with the Securities and Exchange Commission (the “Commission”) on August 5, 2025 (the “Registration Statement”). The Notes were offered and sold pursuant to BAM’s base shelf prospectus, dated August 5, 2025, as supplemented by a final prospectus supplement, dated September 4, 2025, as filed with the Commission on September 5, 2025.

The Underwriting Agreement, Consent of Torys LLP and Consent of Goodmans LLP are attached hereto as Exhibits 1.1, 23.1 and 23.2 respectively, and are each incorporated by reference herein and in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 4, 2025, by and among Brookfield Asset Management Ltd., as issuer, Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC, as representatives of the several Underwriters listed in Schedule II thereto.
23.1	Consent of Torys LLP, dated as of September 4, 2025.
23.2	Consent of Goodmans LLP, dated as of September 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory and Corporate Secretary